OPPENHEIMER MULTIPLE STRATEGIES FUND
                     Share Certificate (8-1/2" x 11")


I. FACE OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

               (upper left corner): NUMBER [of shares]

               (upper right)  SHARES

               (centered
          below boxes)   Oppenheimer Variable Account Funds

          A MASSACHUSETTS BUSINESS TRUST
          SERIES: OPPENHEIMER MULTIPLE STRATEGIES FUND

(at left) THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                      CERTAIN DEFINITIONS

                                   (box with number)
                                   CUSIP 683811 608

     (at left)     is the owner of

     (centered)
     FULLY PAID SHARES OF BENEFICIAL INTEREST OF


               OPPENHEIMER MULTIPLE STRATEGIES FUND


a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.


WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

     (signature                Dated:   (signature
at left of seal)                   at right of seal)

/s/ George C. Bowen           /s/ Bridget A. Macaskill
_______________________       ___________________
TREASURER                          PRESIDENT


                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                   SEAL
                                   1984
                       COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                  Countersigned
                              OPPENHEIMERFUNDS SERVICES
                         Denver (Colo.)      Transfer Agent

                         By ____________________________
                              Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                    rights of survivorship and not
                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ____________ Custodian ________
                              (Cust)              (Minor)

                              UNDER UGMA/UTMA
___________________
                                             (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto




PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________
   (Please print or type name and address of assignee)

______________________________________________________

_____________________________________________ Shares
of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                    Signed: __________________________


___________________________________
(Both must sign if joint tenancy)

               Signature(s) __________________________
               guaranteed          Name of Firm or Bank
               by:       _____________________________
                              Signature of Officer

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in    Signatures must be guaranteed by a U.S.
box to left of      commercial bank or trust company, a Federally-
signature(s))       chartered savings and loan association, a
foreign bank having a U.S. correspondent bank or member firm of a national securities exchange.